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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 21, 2004

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

                DELAWARE                     001-31465           35-2164875
      (State or other jurisdiction       (Commission File     (I.R.S. Employer
   of incorporation or organization)          Number)       Identification No.)

       601 JEFFERSON, SUITE 3600
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507

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ITEM 5. OTHER EVENTS.


On January 21, 2004, Natural Resource Partners L.P. announced an increase of $0.025 per unit in its quarterly distribution to $0.5625 per unit, or $2.25 per unit on an annualized basis. The distribution is payable on February 13, 2004 to unitholders of record on February 2, 2004.

NRP has filed the press release announcing the distribution increase as Exhibit
99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.             Description

99.1                    Press release dated January 21, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATURAL RESOURCE PARTNERS L.P.
                                         (Registrant)

                                         By:  NRP (GP) LP
                                              its General Partner

                                         By:  GP Natural Resource Partners LLC
                                              its General Partner

                                              /s/ Wyatt L. Hogan
                                              ----------------------------------
                                              Wyatt L. Hogan
                                              Vice President and General Counsel

         Dated: January 22, 2004



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                                  EXHIBIT INDEX


Exhibit No.             Description
99.1                    Press release dated January 21, 2004